UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2020

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive

Wilmington, DE 19808

Registrant’s telephone number, including area code (302) 995-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 7.01.  Regulation FD Disclosure.

During the second quarter of fiscal year 2020, Ashland Global Holdings Inc. (“Ashland”) changed the manner in which it manages the business, moving from a functionally-led to a business-led organization.  As a result, Ashland’s operations are now managed by the chief operating decision maker within the following five reportable segments:

•	Life Sciences: this segment is comprised of pharmaceuticals, nutrition, nutraceuticals, agricultural chemicals, advanced materials and fine chemicals.

•	Personal Care & Household: this segment is comprised of biofunctionals, preservatives, skin care, sun care, oral care, hair care and household.

•	Specialty Additives: this segment is comprised of rheology- and performance-enhancing additives serving the coatings, construction, energy, automotive and various industrial markets.

•	Performance Adhesives: this segment is comprised of adhesives used in packaging, converting and structural applications.

•

Intermediates & Solvents: this segment is comprised of the production of 1,4 butanediol (BDO) and related derivatives serving diverse end markets as well as providing feedstocks for the Life Sciences and Personal Care segments.

•

Unallocated and Other generally includes items such as certain significant company-wide restructuring activities, corporate governance costs and legacy costs or adjustments that relate to divested businesses that are no longer operated by Ashland.

Ashland is providing summary historical financial information for the four quarters of fiscal year 2019 and the first quarter of fiscal year 2020 based upon the new segment reporting adopted during the second quarter of fiscal year 2020 within Tables 1 through 6.

These segment changes have no impact on our historical consolidated balance sheets, statements of earnings or cash flows. The recast unaudited information related to Ashland’s previously issued historical financial information that is provided in this Current Report on Form 8-K is revised on a basis that is consistent with the reorganization of Ashland’s reportable segments.  This Current Report on Form 8-K should be read in conjunction with Ashland’s Quarterly Reports on Form 10-Q for the four quarters of fiscal year 2019 and the first quarter of fiscal year 2020 filed with the Securities and Exchange Commission.

Ashland Global Holdings Inc. and Consolidated Subsidiaries					Table 1
ADJUSTED RESULTS SUMMARY (a)
(in millions except percentages - preliminary and unaudited)

	Three Months Ended
	December 31, 2018	March 30, 2019	June 30, 2019	September 30, 2019	December 31, 2019

Life Sciences
Sales	$170	$196	$190	$176	$155
Adjusted EBITDA	38	48	47	41	37
Adjusted EBITDA Margin	22.4%	24.5%	24.7%	23.3%	23.9%

Personal Care & Household
Sales	$154	$183	$158	$157	$137
Adjusted EBITDA	37	44	37	47	30
Adjusted EBITDA Margin	24.0%	24.0%	23.4%	29.9%	21.9%

Consumer Specialties
Sales	$324	$379	$348	$333	$292
Adjusted EBITDA	75	92	84	88	67
Adjusted EBITDA Margin	23.1%	24.3%	24.1%	26.4%	22.9%

Specialty Additives
Sales	$148	$169	$177	$161	$139
Adjusted EBITDA	26	38	42	44	29
Adjusted EBITDA Margin	17.6%	22.5%	23.7%	27.3%	20.9%

Performance Adhesives
Sales	$81	$89	$88	$85	$74
Adjusted EBITDA	13	21	20	19	15
Adjusted EBITDA Margin	16.0%	23.6%	22.7%	22.4%	20.3%

Industrial Specialties
Sales	$229	$258	$265	$246	$213
Adjusted EBITDA	39	59	62	63	44
Adjusted EBITDA Margin	17.0%	22.9%	23.4%	25.6%	20.7%

Intermediates & Solvents
Sales	$33	$44	$41	$42	$28
Adjusted EBITDA	5	12	12	13	(9)
Adjusted EBITDA Margin	15.2%	27.3%	29.3%	31.0%	-32.1%

Corporate & Other
Sales	$(10)	$(14)	$(13)	$(12)	$-
Adjusted EBITDA	(19)	(21)	(18)	(14)	(14)
Adjusted EBITDA Margin	N/M	N/M	N/M	N/M	N/M

Ashland Global Holdings Inc.
Sales	$576	$667	$641	$609	$533
Adjusted EBITDA	100	142	140	150	88
Adjusted EBITDA Margin	17.4%	21.3%	21.8%	24.6%	16.5%

(a) All figures are presented on an adjusted basis except Sales.  Tables 2 through 6 reconcile adjusted amounts to amounts reported under GAAP, including reconciliations of Net Income to Adjusted EBITDA.  Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Sales.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 2
STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(In millions - preliminary and unaudited)
	Three Months Ended December 31, 2018
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
Sales	$170	$154	$324	$148	$81	$229	$33	$(10)	$576
Cost of sales			208			198	28	(10)	424
GROSS PROFIT			116			31	5	-	152
Selling, general and administrative expense			48			34	3	37	122
Research and development expense			11			6	-	-	17
Intangible amortization expense			16			5	-	-	21
Equity and Other Income			-			-	-	1	1
OPERATING INCOME (LOSS)	23	18	41	(23)	9	(14)	2	(36)	(7)
Net interest and other expense								55	55
Other net periodic benefit income								18	18
Net income (loss) on divestitures			-			-	-	(3)	(3)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	23	18	41	(23)	9	(14)	2	(76)	(47)
Income tax expense (benefit)								24	24
INCOME (LOSS) FROM CONTINUING OPERATIONS	23	18	41	(23)	9	(14)	2	(100)	(71)
Income (loss) from discontinued operations (net of income taxes)								23	23
NET INCOME (LOSS)	$23	$18	$41	$(23)	$9	$(14)	$2	$(77)	$(48)

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 2 - Continued
SEGMENT COMPONENTS OF KEY ITEMS FOR APPLICABLE INCOME STATEMENT CAPTIONS
(In millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2018
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
OPERATING INCOME (LOSS)
Operating key items	$-	$-	$-	$(28)	$-	$(28)	$-	$(17)	$(45)
All other operating income (loss)	23	18	41	5	9	14	2	(19)	38
Operating income (loss)	23	18	41	(23)	9	(14)	2	(36)	(7)

NET INTEREST AND OTHER EXPENSE
Key items								30	30
All other net interest and other expense								25	25

NET INCOME (LOSS) ON DIVESTITURES
Key items								(3)	(3)

INCOME TAX EXPENSE (BENEFIT)
Tax effect of key items								(8)	(8)
Tax specific key items
Deferred tax rate changes								2	2
One-time transition tax								22	22
Restructuring and separation activity								1	1
Other tax reform related activity								3	3
All other income tax expense (benefit)								4	4

OTHER NET PERIODIC BENEFIT INCOME (COSTS)
Key items								18	18

INCOME (LOSS) FROM CONTINUING OPERATIONS	$23	$18	$41	$(23)	$9	$(14)	$2	$(100)	$(71)

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 2 - Continued
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2018
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Net income (loss) (as reported)	$23	$18	$41	$(23)	$9	$(14)	$2	$(77)	$(48)
Income tax expense (benefit)			-			-		24	24
Net interest and other expense			-			-		55	55
Subtotal	23	18	41	(23)	9	(14)	2	2	31
Add:
Depreciation and amortization (a)	15	19	34	21	4	25	3	-	62
Operating key items	-	-	-	28	-	28	-	17	45
Net income (loss) on divestitures key items			-			-		3	3
Income (loss) from discontinued operations (net of taxes)			-			-		(23)	(23)
Gain on pension and other postretirement plan remeasurements			-			-		(18)	(18)
Adjusted EBITDA (non-GAAP)	$38	$37	$75	$26	$13	$39	$5	$(19)	$100

(a) Depreciation and amortization excludes accelerated depreciation of $19 million for Specialty Additives for the three months ended December 31, 2018 which is included as a key item within this table.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 2 - Continued
RECONCILIATION OF CERTAIN NON-GAAP DATA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2018
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Diluted EPS from continuing operations (as reported)									$(1.14)
Key items, before tax
Restructuring, separation and other costs									0.71
Gain on pension and other postretirement plan measurements									(0.29)
Unrealized (gain) loss on securities									0.47
Net loss on acquisitions and divestitures									0.05
Key items, before tax									0.94
Tax effect of key items (a)									(0.11)
Key items, after tax									0.83
Tax specific key items (b):
Deferred tax rate changes									0.03
One-time transition tax									0.35
Restructuring and separation activity									0.02
Other tax reform related activity									0.05
Tax specific key items:									0.45
Total key items									1.28
Adjusted diluted EPS from continuing operations (non-GAAP)									$0.14
Amortization expense, after tax									0.26
Adjusted diluted EPS from continuing operations excluding intangible amortization expense (non-GAAP)									$0.40

Average Diluted Common Shares Outstanding									63

(a) Represents the tax effect of the key items that are previously identified above.
(b) Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 3
STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(In millions - preliminary and unaudited)
	Three Months Ended March 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
Sales	$196	$183	$379	$169	$89	$258	$44	$(14)	$667
Cost of sales			249			201	33	(14)	469
GROSS PROFIT			130			57	11	-	198
Selling, general and administrative expense			45			31	2	37	115
Research and development expense			11			6	-	-	17
Intangible amortization expense			16			5	-	-	21
Equity and Other Income			-			-	-	(1)	(1)
OPERATING INCOME (LOSS)	33	25	58	(2)	17	15	9	(38)	44
Net interest and other expense								(3)	(3)
Other net periodic benefit income								(1)	(1)
Net income (loss) on divestitures								-	-
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	33	25	58	(2)	17	15	9	(36)	46
Income tax expense (benefit)								1	1
INCOME (LOSS) FROM CONTINUING OPERATIONS	33	25	58	(2)	17	15	9	(37)	45
Income (loss) from discontinued operations (net of income taxes)								31	31
NET INCOME (LOSS)	$33	$25	$58	$(2)	$17	$15	$9	$(6)	$76

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 3 - Continued
SEGMENT COMPONENTS OF KEY ITEMS FOR APPLICABLE INCOME STATEMENT CAPTIONS
(In millions except per share data - preliminary and unaudited)

	Three Months Ended March 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

OPERATING INCOME (LOSS)
Operating key items	$-	$-	$-	$(20)	$-	$(20)	$-	$(17)	$(37)
All other operating income (loss)	33	25	58	18	17	35	9	(21)	81
Operating income (loss)	33	25	58	(2)	17	15	9	(38)	44

NET INTEREST AND OTHER EXPENSE
Key items								(27)	(27)
All other net interest and other expense								24	24

NET INCOME (LOSS) ON DIVESTITURES
Key items								-	-

INCOME TAX EXPENSE (BENEFIT)
Tax effect of key items								2	2
Tax specific key items
Deferred tax rate changes								-	-
One-time transition tax								-	-
Restructuring and separation activity								(2)	(2)
Other tax reform related activity								(3)	(3)
All other income tax expense (benefit)								4	4

OTHER NET PERIODIC BENEFIT INCOME (COSTS)
Key items								(1)	(1)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$33	$25	$58	$(2)	$17	$15	$9	$(37)	$45

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 3 - Continued
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended March 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Net income (loss) (as reported)	$33	$25	$58	$(2)	$17	$15	$9	$(6)	$76
Income tax expense (benefit)			-			-		1	1
Net interest and other expense			-			-		(3)	(3)
Subtotal	33	25	58	(2)	17	15	9	(8)	74
Add:
Depreciation and amortization (a)	15	19	34	20	4	24	3	1	62
Operating key items	-	-	-	20	-	20	-	17	37
Net income (loss) on divestitures key items			-			-		-	-
Income (loss) from discontinued operations (net of taxes)			-			-		(31)	(31)
Gain on pension and other postretirement plan remeasurements			-			-		-	-
Adjusted EBITDA (non-GAAP)	$48	$44	$92	$38	$21	$59	$12	$(21)	$142

(a) Depreciation and amortization exclude accelerated depreciation of $19 million for Specialty Additives for the three months ended March 31, 2019 and $1 million for Unallocated and Other for the three months ended March 31, 2019, which are included as a key item within this table.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 3 - Continued
RECONCILIATION OF CERTAIN NON-GAAP DATA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended March 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Diluted EPS from continuing operations (as reported)									$0.71
Key items, before tax
Restructuring, separation and other costs									0.58
Gain on pension and other postretirement plan measurements									-
Unrealized (gain) loss on securities									(0.42)
Net loss on acquisitions and divestitures									-
Key items, before tax									0.16
Tax effect of key items (a)									0.04
Key items, after tax									0.20
Tax specific key items (b):
Deferred tax rate changes									-
One-time transition tax									-
Restructuring and separation activity									(0.03)
Other tax reform related activity									(0.05)
Tax specific key items:									(0.08)
Total key items									0.12
Adjusted diluted EPS from continuing operations (non-GAAP)									$0.83
Amortization expense, after tax									0.25
Adjusted diluted EPS from continuing operations excluding intangible amortization expense (non-GAAP)									$1.08

Average Diluted Common Shares Outstanding									64

(a) Represents the tax effect of the key items that are previously identified above.
(b) Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 4
STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(In millions - preliminary and unaudited)

	Three Months Ended June 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
Sales	$190	$158	$348	$177	$88	$265	$41	$(13)	$641
Cost of sales			227			190	30	(13)	434
GROSS PROFIT			121			75	11	-	207
Selling, general and administrative expense			45			29	2	53	129
Research and development expense			11			6	-	-	17
Intangible amortization expense			16			5	-	-	21
Equity and Other Income			-			-	-	3	3
OPERATING INCOME (LOSS)	32	17	49	19	16	35	9	(50)	43
Net interest and other expense								21	21
Other net periodic benefit income								-	-
Net income (loss) on divestitures								-	-
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	32	17	49	19	16	35	9	(71)	22
Income tax expense (benefit)								(1)	(1)
INCOME (LOSS) FROM CONTINUING OPERATIONS	32	17	49	19	16	35	9	(70)	23
Income (loss) from discontinued operations (net of income taxes)								43	43
NET INCOME (LOSS)	$32	$17	$49	$19	$16	$35	$9	$(27)	$66

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 4 - Continued
SEGMENT COMPONENTS OF KEY ITEMS FOR APPLICABLE INCOME STATEMENT CAPTIONS
(In millions except per share data - preliminary and unaudited)

	Three Months Ended June 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

OPERATING INCOME (LOSS)
Operating key items	$-	$-	$-	$(3)	$-	$(3)	$-	$(32)	$(35)
All other operating income (loss)	32	17	49	22	16	38	9	(18)	78
Operating income (loss)	32	17	49	19	16	35	9	(50)	43

NET INTEREST AND OTHER EXPENSE
Key items								(6)	(6)
All other net interest and other expense								27	27

NET INCOME (LOSS) ON DIVESTITURES
Key items								-	-

INCOME TAX EXPENSE (BENEFIT)
Tax effect of key items								(5)	(5)
Tax specific key items
Deferred tax rate changes								-	-
One-time transition tax								6	6
Uncertain tax positions								(8)	(8)
Other								3	3
All other income tax expense (benefit)								3	3

OTHER NET PERIODIC BENEFIT INCOME (COSTS)
Key items								-	-

INCOME (LOSS) FROM CONTINUING OPERATIONS	$32	$17	$49	$19	$16	$35	$9	$(70)	$23

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 4 - Continued
RECONCILIATION OF NON-GAAP-DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended June 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Net income (loss) (as Reported)	$32	$17	$49	$19	$16	$35	$9	$(27)	$66
Income tax expense (benefit)			-			-		(1)	(1)
Net interest and other expense			-			-		21	21
Subtotal	32	17	49	19	16	35	9	(7)	86
Add:
Depreciation and amortization	15	20	35	20	4	24	3	-	62
Operating key items	-	-	-	3	-	3	-	32	35
Net income (loss) on divestitures key items			-			-		-	-
Income (loss) from discontinued operations (net of taxes)			-			-		(43)	(43)
Gain on pension and other postretirement plan remeasurements			-			-		-	-
Adjusted EBITDA (non-GAAP)	$47	$37	$84	$42	$20	$62	$12	$(18)	$140

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 4 - Continued
RECONCILIATION OF NON-GAAP-DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended June 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Diluted EPS from continuing operations (as reported)									$0.37
Key items, before tax
Restructuring, separation and other costs									0.19
Tax indemnity expense									0.10
Environmental reserve adjustment									0.24
Unplanned plant shutdowns									0.03
Unrealized (gain) loss on securities									(0.10)
Key items, before tax									0.46
Tax effect of key items (a)									(0.08)
Key items, after tax									0.38
Tax specific key items:
Deferred tax rate changes									-
One-time transition tax									0.10
Restructuring and separation activity									(0.13)
Other									0.05
Tax specific key items (b):									0.02
Total key items									0.40
Adjusted diluted EPS from continuing operations (non-GAAP)									$0.77
Amortization expense, after tax									0.25
Adjusted diluted EPS from continuing operations excluding intangible amortization expense (non-GAAP)									$1.02

Average Diluted Common Shares Outstanding									62

(a) Represents the tax effect of the key items that are previously identified above.
(b) Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 5
STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(In millions - preliminary and unaudited)

	Three Months Ended September 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
Sales	$176	$157	$333	$161	$85	$246	$42	$(12)	$609
Cost of sales			212			170	30	(12)	400
GROSS PROFIT			121			76	12	-	209
Selling, general and administrative expense			42			28	3	15	88
Research and development expense			10			5	-	-	15
Intangible amortization expense			16			5	-	-	21
Equity and Other Income			-			-	-	-	-
OPERATING INCOME (LOSS)	26	27	53	23	15	38	9	(15)	85
Net interest and other expense								26	26
Other net periodic benefit income								(11)	(11)
Net income (loss) on divestitures								1	1
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26	27	53	23	15	38	9	(51)	49
Income tax expense (benefit)								22	22
INCOME (LOSS) FROM CONTINUING OPERATIONS	26	27	53	23	15	38	9	(73)	27
Income (loss) from discontinued operations (net of income taxes)								384	384
NET INCOME (LOSS)	$26	$27	$53	$23	$15	$38	$9	$311	$411

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 5 - Continued
SEGMENT COMPONENTS OF KEY ITEMS FOR APPLICABLE INCOME STATEMENT CAPTIONS
(In millions except per share data - preliminary and unaudited)

	Three Months Ended September 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

OPERATING INCOME (LOSS)
Operating key items	$-	$-	$-	$-	$-	$-	$-	$-	$-
All other operating income (loss)	26	27	53	23	15	38	9	(15)	85
Operating income (loss)	26	27	53	23	15	38	9	(15)	85

NET INTEREST AND OTHER EXPENSE
Key items								1	1
All other net interest and other expense								25	25

NET INCOME (LOSS) ON DIVESTITURES
Key items								1	1

INCOME TAX EXPENSE (BENEFIT)
Tax effect of key items								(3)	(3)
Tax specific key items
Uncertain tax positions								2	2
Restructuring and separation activity								13	13
Other tax reform related activity								(4)	(4)
All other income tax expense (benefit)								14	14

OTHER NET PERIODIC BENEFIT INCOME (COSTS)
Key items								(11)	(11)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$26	$27	$53	$23	$15	$38	$9	$(73)	$27

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 5 - Continued
RECONCILIATION OF NON-GAAP DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended September 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Net income (loss) (as Reported)	$26	$27	$53	$23	$15	$38	$9	$311	$411
Income tax expense (benefit)			-			-		22	22
Net interest and other expense			-			-		26	26
Subtotal	26	27	53	23	15	38	9	359	459
Add:
Depreciation and amortization	15	20	35	21	4	25	4	-	64
Operating key items	-	-	-	-	-	-	-	-	-
Net income (loss) on divestitures key items			-			-		-	-
Income (loss) from discontinued operations (net of taxes)			-			-		(384)	(384)
Gain on pension and other postretirement plan remeasurements			-			-		11	11
Adjusted EBITDA (non-GAAP)	$41	$47	$88	$44	$19	$63	$13	$(14)	$150

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 5 - Continued
RECONCILIATION OF CERTAIN NON-GAAP DATA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended September 30, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Diluted EPS from continuing operations (as reported)									$0.44
Key items, before tax
Restructuring, separation and other costs									-
Gain on pension and other postretirement plan measurements									0.18
Unrealized (gain) loss on securities									(0.07)
Debt Refinancing Costs									0.09
Key items, before tax									0.20
Tax effect of key items (a)									(0.05)
Key items, after tax									0.15
Tax specific key items:
Uncertain tax positions									0.03
Restructuring and separation activity									0.21
Other tax reform related activity									(0.06)
Tax specific key items (b):									0.18
Total key items									0.33
Adjusted diluted EPS from continuing operations (non-GAAP)									$0.77
Amortization expense, after tax									0.26
Adjusted diluted EPS from continuing operations excluding intangible amortization expense (non-GAAP)									$1.03

Average Diluted Common Shares Outstanding									61

(a) Represents the tax effect of the key items that are previously identified above.
(b) Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 6
STATEMENTS OF CONSOLIDATED INCOME (LOSS)
(In millions - preliminary and unaudited)

	Three Months Ended December 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total
Sales	$155	$137	$292	$139	$74	$213	$28	$-	$533
Cost of sales			189			154	37	-	380
GROSS PROFIT			103			59	(9)	-	153
Selling, general and administrative expense			44			29	2	24	99
Research and development expense			10			6	-	-	16
Intangible amortization expense			16			5	-	-	21
Equity and Other Income			-			-	-	-	-
OPERATING INCOME (LOSS)	22	11	33	8	11	19	(11)	(24)	17
Net interest and other expense								10	10
Other net periodic benefit income								-	-
Net income (loss) on divestitures								3	3
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	22	11	33	8	11	19	(11)	(31)	10
Income tax expense (benefit)								(24)	(24)
INCOME (LOSS) FROM CONTINUING OPERATIONS	22	11	33	8	11	19	(11)	(7)	34
Income (loss) from discontinued operations (net of income taxes)								(2)	(2)
NET INCOME (LOSS)	$22	$11	$33	$8	$11	$19	$(11)	$(9)	$32

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 6 - Continued
SEGMENT COMPONENTS OF KEY ITEMS FOR APPLICABLE INCOME STATEMENT CAPTIONS
(In millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

OPERATING INCOME (LOSS)
Operating key items	$-	$-	$-	$-	$-	$-	$-	$(7)	$(7)
All other operating income (loss)	22	11	33	8	11	19	(11)	(17)	24
Operating income (loss)	22	11	33	8	11	19	(11)	(24)	17

NET INTEREST AND OTHER EXPENSE
Key items								(9)	(9)
All other net interest and other expense								19	19

NET INCOME (LOSS) ON DIVESTITURES
Key items								-	-
All other net income (loss) on divestitures key items								3	3

INCOME TAX EXPENSE (BENEFIT)
Tax effect of key items								1	1
Tax specific key items
Deferred tax rate changes								-	-
One-time transition tax								-	-
Restructuring and separation activity								-	-
Other tax reform related activity								(25)	(25)
All other income tax expense (benefit)								-	-

OTHER NET PERIODIC BENEFIT INCOME (COSTS)
Key items								-	-

INCOME (LOSS) FROM CONTINUING OPERATIONS	$22	$11	$33	$8	$11	$19	$(11)	$(7)	$34

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 6 - Continued
RECONCILATION OF NON-GAAP DATA - ADJUSTED EBITDA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Net income (loss) (as reported)	$22	$11	$33	$8	$11	$19	$(11)	$(9)	$32
Income tax expense (benefit)			-			-		(24)	(24)
Net interest and other expense			-			-		10	10
Subtotal	22	11	33	8	11	19	(11)	(23)	18
Add:
Depreciation and amortization	15	19	34	21	4	25	2	-	61
Operating key items	-	-	-	-	-	-	-	7	7
Net income (loss) on divestitures key items			-			-		-	-
Income (loss) from discontinued operations (net of taxes)			-			-		2	2
Gain on pension and other postretirement plan remeasurements			-			-		-	-
Adjusted EBITDA (non-GAAP)	$37	$30	$67	$29	$15	$44	$(9)	$(14)	$88

Ashland Global Holdings Inc. and Consolidated Subsidiaries								Table 6 - Continued
RECONCILATION OF CERTAIN NON-GAAP DATA
(in millions except per share data - preliminary and unaudited)

	Three Months Ended December 31, 2019
	Life Sciences	Personal Care & Household	Consumer Specialties	Specialty Additives	Performance Adhesives	Industrial Specialties	Intermediates & Solvents	Corporate & Other	Total

Diluted EPS from continuing operations (as reported)									$0.56
Key items, before tax
Restructuring, separation and other costs									0.12
Gain on pension and other postretirement plan measurements									-
Unrealized (gain) loss on securities									(0.15)
Net loss on acquisitions and divestitures									-
Key items, before tax									(0.03)
Tax effect of key items (a)									0.02
Key items, after tax									(0.01)
Tax specific key items (b):
Deferred tax rate changes									-
One-time transition tax									-
Restructuring and separation activity									-
Other tax reform related activity									(0.42)
Tax specific key items:									(0.42)
Total key items									(0.43)
Adjusted diluted EPS from continuing operations (non-GAAP)									$0.13
Amortization expense, after tax									0.28
Adjusted diluted EPS from continuing operations excluding intangible amortization expense (non-GAAP)									$0.41

Average Diluted Common Shares Outstanding									61

(a) Represents the tax effect of the key items that are previously identified above.
(b) Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Use of Non-GAAP Measures

Ashland has included within this document the following non-GAAP measures, on both a consolidated and reportable segment basis, which are not defined within U.S. GAAP and do not purport to be alternatives to net income or cash flows from operating activities as a measure of operating performance or cash flows:

•	EBITDA – net income (loss), plus income tax expense (benefit), net interest and other expenses, and depreciation and amortization.

•

Adjusted EBITDA – EBITDA adjusted for noncontrolling interests, discontinued operations, net income (loss) on acquisitions and divestitures, other income and (expense) and key items (including the remeasurement gains and losses related to pension and other postretirement plans).

•	Adjusted EBITDA margin – Adjusted EBITDA divided by sales.

•	Adjusted diluted earnings per share (EPS) – income (loss) from continuing operations, adjusted for key items, net of tax, divided by the average outstanding diluted shares for the applicable period.

•

Adjusted diluted earnings per share (EPS) excluding intangibles amortization expense – Adjusted earnings per share adjusted for intangibles amortization expense net of tax, divided by the average outstanding diluted shares for the applicable period.

Management believes the use of EBITDA and Adjusted EBITDA measures on a consolidated and reportable segment basis assists investors in understanding the ongoing operating performance by presenting comparable financial results between periods. Ashland believes that by removing the impact of depreciation and amortization and excluding certain non-cash charges, amounts spent on interest and taxes and certain other charges that are highly variable from year to year, EBITDA and Adjusted EBITDA provide Ashland’s investors with performance measures that reflect the impact to operations from trends in changes in sales, margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments Ashland makes to derive the non-GAAP measures of EBITDA and Adjusted EBITDA exclude items which may cause short-term fluctuations in net income and operating income and which Ashland does not consider to be the fundamental attributes or primary drivers of its business. EBITDA and Adjusted EBITDA provide disclosure on the same basis as that used by Ashland’s management to evaluate financial performance on a consolidated and reportable segment basis and provide consistency in our financial reporting, facilitate internal and external comparisons of Ashland’s historical operating performance and its business units and provide continuity to investors for comparability purposes.

The Adjusted diluted EPS metric enables Ashland to demonstrate what effect key items have on an earnings per diluted share basis by taking income (loss) from continuing operations, adjusted for key items after tax that have been identified in the Adjusted EBITDA table, and dividing by the average outstanding diluted shares for the applicable period. Ashland’s management believes this presentation is helpful to illustrate how the key items have impacted this metric during the applicable period.

The Adjusted diluted EPS, excluding intangibles amortization expense metric enables Ashland to demonstrate the impact of non-cash intangibles amortization expense on EPS. Ashland’s management believes this presentation is helpful to illustrate how previous acquisitions have impacted applicable period results.

These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by U.S. GAAP. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with our results as determined in accordance with U.S. GAAP. The non-GAAP measures provided are used by Ashland’s management and may not be determined in a manner consistent with the methodologies used by other companies. EBITDA and Adjusted EBITDA provide a supplemental presentation of Ashland’s operating performance on a consolidated and reportable segment basis.

™ Trademark, Ashland or its subsidiaries, registered in various countries.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

April 28, 2020	/s/ J. Kevin Willis
J. Kevin Willis
Senior Vice President and Chief Financial Officer